EXHIBIT 99.2

Second Quarter Results September 8, 2005

Forward Looking Statements THIS PRESENTATION CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 WITH RESPECT TO THE FINANCIAL CONDITION, RESULTS OF OPERATIONS, AND BUSINESS OF THE COMPANY. THESE FORWARD LOOKING STATEMENTS INVOLVE CERTAIN RISKS AND UNCERTAINTIES. OUR ACTUAL RESULTS MAY DIFFER SIGNIFICANTLY FROM THOSE PROJECTED IN THE FORWARD LOOKING STATEMENTS. FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD LOOKING STATEMENTS INCLUDE, AMONG OTHERS, THE FOLLOWING POSSIBILITIES: (1) COMPETITIVE PRESSURE IN THE COMPANY'S INDUSTRY; (2) FLUCTUATIONS IN THE PRICE OF STEEL, ALUMINUM AND OTHER RAW MATERIALS; (3) GENERAL ECONOMIC CONDITIONS ARE LESS FAVORABLE THAN EXPECTED; (4) THE COMPANY'S DEPENDENCE ON THE AUTOMOTIVE INDUSTRY (WHICH HAS HISTORICALLY BEEN CYCLICAL); (5) PRICING PRESSURE FROM AUTOMOTIVE INDUSTRY CUSTOMERS AND THE POTENTIAL FOR RE- SOURCING OF BUSINESS TO LOWER-COST PROVIDERS OVERSEAS; (6) CHANGES IN THE FINANCIAL MARKETS AFFECTING THE COMPANY'S FINANCIAL STRUCTURE AND THE COMPANY'S COST OF CAPITAL AND BORROWED MONEY; (7) THE UNCERTAINTIES INHERENT IN INTERNATIONAL OPERATIONS AND FOREIGN CURRENCY FLUCTUATIONS; AND (8) THE RISKS DESCRIBED IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THE FORWARD-LOOKING STATEMENTS. THE COMPANY HAS NO DUTY UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 TO UPDATE THE FORWARD LOOKING STATEMENTS IN THIS PRESENTATION AND THE COMPANY DOES NOT INTEND TO PROVIDE SUCH UPDATES.

Agenda Company Highlights & Strategy Curt Clawson, President, CEO & Chairman of the Board Financial Review and Outlook Jim Yost, Vice President of Finance & CFO

Company Overview

Never Compromise on Integrity, Safety, Quality or Customers BE A PREMIER AUTOMOTIVE SUPPLIER Be the lowest cost producer Have the best people in the industry Grow through maximizing our customer satisfaction Technology and Innovation Our Vision

Summary Difficult second quarter in North America Company continues growth and profitability strategy Restructure unprofitable operations Expand and invest in profitable international locations Expect second half 2005 to be better International business growing and profitable Maintaining adequate liquidity

Second Quarter Results Summary Financials Sales of $584M, loss from operations of $47M Includes asset impairment charge of $31M Adjusted EBITDA of $38M Negative free cash flow of $35M, excluding securitization (negative $12M including securitization) Summary by Region Difficult quarter in North America International business grew and remained profitable

Primary Drivers of Q2 Results Weak production in North America on key platforms; severe pricing environment Expedition/Navigator (36%), Explorer/Mountaineer (35%), Colorado/Canyon (38%), Taurus (16%), Dakota & Durango (21%), F-Series (12%) Under utilization of facilities Impairment of Cadillac, Michigan iron foundry operations Loss on sale of Equipment & Engineering business (Au Gres, MI operations) Higher costs for closed facilities in U.S. - workers compensation and restructuring costs

Cadillac, MI Suspension Facility Foundry operation producing exhaust manifolds, steering knuckles and other wheel-end attachments Poor operating results Fiscal 2004: Sales $58M, loss from operations ($25M) Fiscal 2005 YTD: Sales $31M, loss from operations ($7M), excluding asset impairment Direct material costs rose from about 30% of sales in fiscal 2002 to about 50% of sales in fiscal 2004 - largely offset by pricing to customers in 2005 Q2 Financial results include asset impairment charge of $30M to write down assets to market value Reviewing strategic alternatives for the Cadillac facility, including sale or closure

Company Strategy Restructure operations that are not expected to generate adequate returns Closed La Mirada, CA and Campiglione, Italy facilities in 2005-- will save approximately $8M in fixed costs annually Reviewing strategic alternatives for Cadillac, MI facility Continue to expand and invest in profitable operations, primarily in international locations Complete and launch major 2005 projects Focus on diversifying customer base Intensify focus on cash flow (free cash flow positive in second half) Drive inventory reductions of at least $15M in second half Reduce capital expenditures in low profitability operations Reduction of $15M in 2005 (From $145M to $130M) Capital expenditures of $120M in 2006 Intensify execution of current strategy

Reinforcing Liquidity Position Established $24M capital lease facility in North America during second quarter of 2005 At July 31, 2005 approximately $15M of facility drawn Continuing to negotiate sale of Hubs & Drums Expected to improve liquidity by $10-15M Reduces debt Negotiating $25M European Accounts Receivable financing Program targeted for completion by end of third quarter Target liquidity in excess of $100M

Update on 2005 Key Projects Second half results expected to improve with completion of these projects

Diversified Business Wins North American Wheels awarded new business with a major Japanese OEM launching in 2007 Additional wins anticipated Secured approximately $200M in new and carry-over business during the first half of 2005 Significant portion of wins are non-Big 3

Industry and Customer Awards Montague, MI suspension operation Modern Casting Foundry of the year Plant Engineering Award - American Foundry Society Manisa, Turkey wheel operation Steel wheel facility awarded 2004 Hyundai Supplier Award Hyundai Supplier Award Hyundai Supplier Award Hyundai Supplier Award Hyundai Supplier Award Hyundai Supplier Award Hyundai Supplier Award Hyundai Supplier Award Hyundai Supplier Award Hyundai Supplier Award

Summary Difficult second quarter in North America Company continues growth and profitability strategy Restructure unprofitable operations Expand and invest in profitable international locations Expect second half 2005 to be better International business growing and profitable Maintaining adequate liquidity Overall strategy remains intact- product specialist, great technology, low cost producer

Financials

Summary 1 Please refer to the appendix for a reconciliation of this non-GAAP financial measure and an explanation of why the Company's management believes this financial measure provides useful information to investors.

Q2 2005 vs. Q2 2004 Change in Net Sales 2004 Volume Currency Steel Recovery Other 2005 Show 532.1 584.2 Hide 0 518.6 518.6 532.5 574.4 0 Green 0 13.9 41.9 9.8 0 Red 0 13.5 0 0 ($ in millions) Int'l volume $10M North American volume ($24M)

Q2 2005 vs. Q2 2004 Change in EBIT (10) (6) (41) Volume / price / mix ($4) Productivity / Other ($3) Workers comp, primarily in closed facilities ($3) 2004 Favorable pre-petition settlements ($3) Other - primarily FX, product development, and outside services ($3) Impairment of Cadillac, MI facility ($30) Facility closure costs at La Mirada, CA and Howell, MI facilities ($2) Loss on sale of Au Gres, MI operations ($2) 10 (47) Gross Profit MG&A / R&D Impair / Other 2005 2004

Segment Summary

Free Cash Flow 1 Please refer to the appendix for a reconciliation of this non-GAAP financial measure and an explanation of why the Company's management believes this financial measure provides useful information to investors. Free cash flow is positive in second half

Liquidity Securitization facility impacted by seasonality and downgrade of GM and Ford

Capital Structure as of July 31, 2005 Debt Maturities ($ in millions) ($ in millions) Capital Structure

Outlook

2005 Assumptions Vehicle production estimates 15.7 million units in North America. 20.1 million units in Europe Strong commercial highway demand Class 8 truck production 300 thousand units in North America Trailer production 284 thousand units in North America 2005 Steel Outlook Steel contracts with suppliers in place Negotiated significant recovery from customers to help mitigate overall impact of higher raw material prices

2005 Outlook ($ in millions) 1 Please refer to the appendix for a reconciliation of this non-GAAP financial measure and an explanation of why the Company's management believes this financial measure provides useful information to investors.

Second Half Outlook Sales & EBITDA roughly equal to first half Growth internationally Weakness in North America Positive free cash flow, excluding A/R securitization Significant reductions in capital expenditures and inventory Focus on investing in highly profitable operations Adequate liquidity Target liquidity in excess of $100M

Appendix

Non-GAAP Financial Information Adjusted EBITDA1 1 Please refer to slide 31 for an explanation of why the Company's management believes this financial measure provides useful information to investors.

2005 Financial Outlook

Non - GAAP Financial Measures Free Cash Flow: Free cash flow is used by management as a non-GAAP financial measure because it identifies the amount of cash available to meet principal debt amortization requirements, pay dividends to stockholders, or make corporate investments.

Financial Measures Adjusted EBITDA: EBITDA, a measure used by management to measure operating performance, is defined as earnings from operations plus depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude: (i) asset impairment losses and other restructuring charges; (ii) reorganization items; and (iii) other items. We reference these non-GAAP financial measures as a management group frequently in our decision making because they provide supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. Institutional investors generally look to Adjusted EBITDA in measuring performance, among other things. We use Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA. In addition, incentive compensation for management is based on Adjusted EBITDA. We are disclosing these non-GAAP financial measures in order to provide transparency to investors. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to earnings from operations as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because not all companies use identical calculations, these presentations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, Adjusted EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.